UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2016

Sunshine Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-36539	30-0831760
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

102 West Baker Street Plant City, Florida	33563
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (813) 752-6193

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers Compensatory Arrangements of Certain Officers.

Resignation and Election of Directors

As previously disclosed on a Form 8-K filed on May 10, 2016, Sunshine Bancorp, Inc. (the “Company”) and its wholly-owned subsidiary, Sunshine Bank, a Federal savings bank (“Sunshine Bank”), entered into an Agreement and Plan of Merger on May 9, 2016 (the “Merger Agreement”) with FBC Bancorp, Inc., a Florida corporation (“FBC”), and Florida Bank of Commerce, a Florida state bank and wholly-owned subsidiary of FBC (“FBC Bank”), pursuant to which (i) FBC will merge with and into the Company, with the Company as the surviving entity, and (ii) FBC Bank will merge with and into Sunshine Bank, with Sunshine Bank surviving as the Company’s wholly-owned subsidiary (collectively, the “Merger”).  The Merger Agreement provides that, upon the completion of the Merger, the Company’s Board of Directors will be expanded to fifteen (15) members, with five FBC board members to be appointed to the Company’s Board of Directors and three Company board members resigning.

In furtherance of the foregoing provisions of the Merger Agreement, on September 28, 2016, the following three (3) directors of the Company (the “Resigning Directors”) and Sunshine Bank delivered to the Company and Sunshine Bank their resignations from the Board of Directors of the Company (the “Board”) and Sunshine Bank, with such resignations contingent upon and effective as of the consummation of the Merger:  J. Floyd Hall, James Coleman Davis, and Winfred M. Harrell.  None of the Resigning Directors had a disagreement with the Company or Sunshine Bank , known to any executive officer of the Company or Sunshine Bank, on any matter relating to the Company’s or Sunshine Bank’s operations, policies or practices that resulted in their respective resignations.

Also on September 28, 2016 and pursuant to the Merger Agreement, the Board held a special meeting at which the Board resolved to (i) increase the size of the Board from thirteen (13) to fifteen (15) directors and (ii) appoint the following five (5) individuals, each of whom previously served as a director of FBC (the “New Directors”), to the Board, with each resolution effective as of and contingent upon the consummation of the Merger:

1.	Malcolm Kirschenbaum
2.	Sal A. (Joe) Nunziata
3.	John C. Reich
4.	James T. Swann
5.	Dana S. Kilborne

Each of the New Directors are being appointed pursuant to the above-described provisions of the Merger Agreement.  There are no other arrangements or understandings between the New Directors and any other persons pursuant to which the New Directors were selected as directors. From the beginning of the Company’s last fiscal year through today, there have been no transactions with the Company, and there are currently no proposed transactions with the Company in which the amount involved exceeds $120,000 and in which each of the New Directors had or will have a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K. The Board has not yet determined which committees  the New Directors will serve on as members.  As non-employee directors, each of the New Directors will be compensated in accordance with the Company’s compensation policies for non-employee directors. In addition, each of the New Directors will be eligible to receive stock options and other equity-based awards under the Company’s equity incentive plan. However, no such grants under the Company’s equity incentive plan have been made to the New Directors, and any grants in the future will be made to all directors.

Item 5.07.                          Submission of Matters to a Vote of Security Holders.

On September 28, 2016, the Company held a special meeting (the “Stockholder Special Meeting”) of its stockholders.  At the Stockholder Special Meeting, the stockholders approved the following proposals:

1.
Adoption and approval of the Merger Agreement, the Merger and other transactions contemplated by the Merger Agreement, including the issuance of shares of the Company’s common stock in connection with the Merger (the “Sunshine Merger Proposal”);

2.	Adoption and approval of an amendment to the Sunshine 2015 Equity Incentive Plan (the “Equity Plan Amendment Proposal”); and

3.
Approval of a proposal to authorize the Board to adjourn or postpone the special meeting to a later date, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the Sunshine Merger Proposal or the Equity Plan Amendment Proposal or to vote on other matters properly before such special meeting (the “Adjournment Proposal”).

On September 28, 2016, the Company held a special meeting (the “Stockholder Special Meeting”) of its stockholders.  At the Stockholder Special Meeting, the stockholders approved the following proposals:

On the record date of August 18, 2016, there were 5,261,794 shares of the Company’s common stock outstanding and eligible to vote, and a total of 3,424,266 shares were represented in person or by proxy at the special meeting, which constituted a quorum to conduct business at the meeting.:

Proposal 1: Approval of the Sunshine Merger Proposal

The final results of stockholder voting on the approval of the Sunshine Merger Proposal were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes

3,377,234	46,432	600	0

Proposal 2: Approval of the Equity Plan Amendment Proposal

The final results of stockholder voting on the approval of the Equity Plan Amendment Proposal were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes

2,890,098	527,976	6,192	0

Because Proposal 1 and Proposal 2 were each approved, Proposal 3 was withdrawn and not considered at the meeting.  The stockholders did not vote on any other matters at the special meeting.

Item 8.01 Other Events.

On September 29, 2016, FBC held a special meeting of its shareholders, during which such meeting the FBC shareholders approved a proposal to adopt and approve the Merger Agreement.

On September 29, 2016, the Company and FBC jointly issued a press release announcing the respective voting results described in Item 5.07 and this Item 8.01.  The joint press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this report:

Exhibit 99.1   Press Release of Sunshine Bancorp, Inc., dated September 29, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNSHINE BANCORP, INC.

By:	/s/ John D. Finley
	Name:	John D. Finley

	Title:	Executive Vice President and Chief Financial Officer

Date: September 29, 2016